EXHIBIT 31.2

                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
                            SARBANES-OXLEY ACT OF 2002

I, Eric S. Langan, certify that:


1. I have reviewed this annual report on Form 10-KSB/A of Rick's Cabaret International, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Rick's Cabaret International, Inc. as of, and for, the periods presented in this report;

4. Rick's Cabaret International, Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Rick's Cabaret International, Inc. and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Rick's Cabaret International, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of Rick's Cabaret International, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Rick's Cabaret International, Inc.'s internal control over financial reporting that occurred during Rick's Cabaret International, Inc.'s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Rick's Cabaret International, Inc.'s internal control over financial reporting; and

5. Rick's Cabaret International, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Rick's Cabaret International, Inc.'s independent registered public accounting firm and the audit committee of Rick's Cabaret International, Inc.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Rick's Cabaret International, Inc.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Rick's Cabaret International, Inc.'s internal control over financial reporting.


Date: January 24, 2006                        By:  /s/ Eric S. Langan
                                                   ------------------
                                              Eric S. Langan
                                              Chief Financial Officer